                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           VOICE IT WORLDWIDE, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           ANDREW N. BERNSTEIN, ESQ.
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)   Title of each class of securities to which transaction applies:
             _______________________________________________________________

        2)   Aggregate number of securities to which transaction applies:
             _______________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             _______________________________________________________________

        4)   Proposed maximum aggregate value of transaction:
             _______________________________________________________________

        5)   Total fee paid:
             _______________________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:
             ________________________________________________________

        2)   Form, Schedule or Registration Statement No.:
             ________________________________________________________

        3)   Filing Party:
             ________________________________________________________

        4)   Date Filed:
             ________________________________________________________

                           VOICE IT WORLDWIDE, INC.
                         2643 MIDPOINT DRIVE, SUITE A
                         FORT COLLINS, COLORADO 80525
                           TELEPHONE: (970) 221-1705


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, JUNE __, 1998



To the Shareholders:

        PLEASE TAKE NOTICE that a Special Meeting of Shareholders (the "Meeting) of Voice It Worldwide, Inc. (the "Company") will be held at the Fort Collins Holiday Inn - University Park, 425 W. Prospect Street, Fort Collins, Colorado 8052_, on Wednesday, June __, 1998, at 9:00 a.m., local time, for the following purpose:

        1. To approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000 and authorize 10,000,000 shares of preferred stock (the "Authorization of Securities Proposal").

        The Board of Directors has fixed the close of business on April __, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof.

        A Proxy Statement which describes the foregoing proposal and a form of Proxy accompany this Notice.

                                          By Order of the Board of Directors



                                          John H. Ellerby
                                          Secretary

Dated: May __, 1998



                                   IMPORTANT

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE. ANY SHAREHOLDER GRANTING A PROXY MAY REVOKE THE SAME AT ANY TIME PRIOR TO ITS EXERCISE. ALSO, WHETHER OR NOT YOU GRANT A PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           VOICE IT WORLDWIDE, INC.
                         2643 MIDPOINT DRIVE, SUITE A
                         FORT COLLINS, COLORADO 80525


                                PROXY STATEMENT


                        SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, JUNE __, 1998


                             SOLICITATION OF PROXY

        The accompanying proxy is solicited on behalf of the Board of Directors of Voice It Worldwide, Inc. (the "Company") for use at the Special Meeting of Shareholders of the Company (the "Meeting") to be held at the Fort Collins Holiday Inn - University Park, 425 W. Prospect Street, Fort Collins, Colorado 8052_, on Wednesday, June __, 1998, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material at the rates suggested by the New York Stock Exchange. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about May __, 1998.

        Execution and return of the enclosed proxy will not affect a shareholder's right to attend the Meeting and to vote in person. Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Meeting. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by the person named in the proxy "FOR" the proposal to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000 and authorize 10,000,000 shares of preferred stock.


                              PURPOSE OF MEETING

        As stated in the Notice of Special Meeting of Shareholders accompanying this Proxy Statement, the only business to be conducted and the only matter to be considered and acted upon at the Meeting is as follows:

        1. To approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000 and authorize 10,000,000 shares of preferred stock (the "Authorization of Securities Proposal").

                               VOTING AT MEETING

        The voting securities of the Company consist solely of common stock, $.10 par value per share (the "Common Stock").

        The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on April __, 1998, at which time the Company had outstanding and entitled to vote at the Meeting 6,466,502 shares of Common Stock. Shareholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date. Shareholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

        Approval of the Authorization of Securities Proposal will require the affirmative vote of the holders of a majority of the Common Stock outstanding and entitled to vote at the Meeting.


                                STOCK OWNERSHIP

        The following table sets forth certain information as of March 15, 1998 with respect to ownership of the Common Stock owned of record or beneficially by
(i) each executive officer of the Company, (ii) each director of the Company,
(iii) each person owning more than five percent of the outstanding Common Stock, and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 15, 1998 are deemed outstanding for computing the percentage of the person holding such securities but are not outstanding for computing the percentage of any other person.

        As far as is known to management of the Company, no person owned beneficially more than five percent of the outstanding shares of Common Stock as of March 15, 1998 except as set forth below.

    NAME OF                               NUMBER OF       PERCENTAGE
BENEFICIAL OWNER(1)                     COMMON SHARES        OWNED
-------------------                     -------------     ----------

Dennis W. Altbrandt                        82,000(2)         1.3

J. Fredrick Walters                       380,667            5.9

Timothy L. Walters                        218,117            3.4

Anil K. Agarwal                           331,767            5.1

Mark A. Griffith                           46,250(3)           *

John H. Ellerby                            96,719(4)         1.5

Larry D. Holt                             103,250(5)         1.6



Michelle L. Morgan                        418,300(6)         6.4

Gary E. Nordic                             96,487(7)         1.5

Patricia R. Westbrook                     310,900            4.8

Renaissance Capital Growth
& Income Fund III, Inc.                 3,518,947(8)        38.9

Applied Voice Recognition, Inc.           471,700            7.3

All directors and executive
officers as a group (10 persons)        2,084,457           30.8
----------

* Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1) The business address of each person listed above is 2643 Midpoint Drive, Suite A, Fort Collins, Colorado 80525. The business address of Renaissance Capital Growth & Income Fund III, Inc. is 8080 North Central Expressway, Suite 210/LB59, Dallas, Texas 75206. The business address of Applied Voice Recognition, Inc. is 4615 Post Oak Place, Suite III, Houston, Texas 77027.
(2) Includes options currently exercisable to acquire 62,000 shares of Common Stock and warrants currently exercisable to purchase 20,000 shares of Common Stock. Mr. Altbrandt also owns 83,000 additional options which are not yet vested .
(3) Includes options currently exercisable to acquire 22,000 shares of Common Stock. Mr. Griffith also owns 4,000 additional options which are not yet vested .
(4) Includes options currently exercisable to acquire 30,081 shares of Common Stock. Of the 66,638 shares, 2,623 shares are owned by Mr. Ellerby's wife, 6,463 shares are owned jointly by Mr. Ellerby and his wife, and the remaining 57,552 shares are owned by Mr. Ellerby individually.
(5) Includes options currently exercisable to acquire 30,000 shares of Common Stock. Of the 73,250 shares, 60,750 are owned by Mr. Holt and 12,500 shares are owned jointly by Mr. Holt and his wife.
(6) Michelle L. Morgan is the spouse of Christopher W. Elkins and is deemed to beneficially own the 35,000 shares and the options currently exercisable to acquire 63,000 shares of Common Stock owned by Mr. Elkins. Mr. Elkins also owns 10,000 additional options which are not yet vested.
(7) Includes options currently exercisable to acquire 30,081 shares of Common Stock. Of the 66,406 shares, 56,406 shares are owned by Mr. Nordic's wife and 10,000 shares are owned by Mr. Nordic .
(8) Includes a 2,450,000 8% Convertible Debenture currently convertible into 2,578,947 shares of Common Stock but does not include warrants to purchase 500,000 shares which are subject to approval of the Authorization of Securities Proposal .

                  THE AUTHORIZATION OF THE SECURITIES PROPOSAL

        Effective as of February 20, 1998, the Board of Directors approved, subject to shareholder approval, an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000 and authorize 10,000,000 shares of preferred stock ("Preferred Stock") and authorize the Board of Directors, without any vote or action by the shareholders, to cause Preferred Stock to be issued in series with such voting rights and such designations, preferences, limitations, restrictions and relative rights as the Board may determine. The Board of Directors has directed that the proposed amendment be submitted to a vote of the shareholders at the Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE "FOR" THE APPROVAL AND ADOPTION OF THE AUTHORIZATION OF SECURITIES PROPOSAL.
-----

        The Board has determined that an increase in the number of authorized shares of Common Stock is in the best interests of the Company and its shareholders. The Company intends to use authorized and unissued shares of Common Stock for various corporate purposes, including, but not limited to, possible future financing and acquisition transactions, possible recapitalization through a stock split or stock dividend, issuances of additional stock options or awards, and other corporate purposes. Authorized and unissued shares of Common Stock may be issued for the foregoing purposes by the Board without further shareholder action unless the issuance is in connection with a transaction for which shareholder approval is otherwise required under the Articles of Incorporation, applicable law, regulation or agreement.

        The Company presently has no definitive commitments, agreements or undertakings to issue any material amount of additional shares, other than in connection with outstanding options, warrants or other securities convertible into Common Stock. Shares of Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. The issuance of additional shares of Common Stock could have the effect of diluting existing shareholder earnings per share, book value per share and voting power. In addition, issuance of shares of Common Stock could be used to make a change in control of the Company more difficult or costly by diluting stock ownership of persons seeking to obtain control of the Company or by permitting the Board of Directors to issue shares to purchasers favorable to the Board of Directors in opposing an effort to obtain control of the Company.

        The Board of Directors believes that it is also desirable and in the best interests of the Company and its shareholders that the Company have the flexibility to issue shares of Preferred Stock in series and to fix the terms of each series, without seeking further shareholder approval, except as otherwise provided by law. The Company may use authorized Preferred Stock for various corporate purposes, including, but not limited to, possible future financing and acquisition transactions, possible recapitalization through a stock split or stock dividend, issuance of additional stock options or awards, and other corporate purposes.

        If the proposed amendment is approved, the Board of Directors would be entitled to authorize the issuance of these shares of Preferred Stock in one or more series with such voting powers, designations, and relative, participating, optional or other special rights as may be determined in the Board's sole discretion, without further authorization by the Company's shareholders. Shareholders will not have preemptive rights to subscribe for shares of Preferred Stock.

        It is not possible to determine the actual effect of the Preferred Stock on the rights of the shareholders of the Company until the Board of Directors creates a series of Preferred Stock and determines the rights of the holders of such series. However, such effects might include (i) restrictions on the payment of dividends to holders of the Common Stock, (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights, (iii) dilution of the equity interests and voting power if the Preferred Stock is convertible into Common Stock, and (iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution until the satisfaction of any liquidation preference granted to the holders of Preferred Stock.

        The Company currently has no agreements, plans or arrangements for the issuance of any shares of Preferred Stock.

        The adoption of the proposed amendment to the Articles of Incorporation could have the effect of discouraging attempts to acquire control of the Company. The Board of Directors has no knowledge of any present effort to accumulate the Company's securities or to obtain control of the Company. The Board has no plans at the present time to submit to shareholders for approval, or take any other action with respect to any proposals, other than the proposed amendment to the Company's Articles of Incorporation that might be deemed to have an anti-takeover effect. In the judgment of the Board of Directors, there are now no provisions in the Company's Articles of Incorporation or its Bylaws that could be viewed as having, to a significant extent, such an effect other than (a) provisions in the Company's Articles of Incorporation providing that vacancies in the Board of Directors may be filled by a majority of the remaining directors, and (b) provisions providing for the acceleration of the exercisability of options in certain circumstances. There is no inter-relationship between the existing provisions and the proposed amendment.

        Paragraph (a) of Article Fourth is proposed to be amended to read in its entirety as follows:

              "(a) The aggregate number of shares which the corporation shall have the authority to issue is 20,000,000 (twenty million) shares of common stock, each having a par value of $.10 (ten cents) and 10,000,000 (ten million) shares of preferred stock. The Board of Directors is vested with the authority to authorize by resolution from time to time the issuance of the preferred shares in one or more series and to prescribe the number of preferred shares within each such series and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such series."


                  PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                    AT NEXT ANNUAL MEETING OF SHAREHOLDERS

        Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive offices by December 30, 1998. The proponent must be a record or beneficial owner entitled to vote at the next Annual Meeting on his proposal and must continue to own such security entitling him to vote through the date on which the meeting is held.

        The above notice and Proxy Statement are sent by order of the Board of Directors.



                         John H. Ellerby
                         Secretary

May __, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                           VOICE IT WORLDWIDE, INC.
                           TO BE HELD JUNE __, 1998



  The undersigned hereby appoints Dennis W. Altbrandt as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Voice It Worldwide, Inc. held of record by the undersigned as of the close of business on May __, 1998, at the Special Meeting of Shareholders to be held on Wednesday, June __, 1998, or any adjournment or postponement thereof.


1. To approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000 and authorize 10,000,000 shares of preferred stock (the "Authorization of Securities Proposal");


               _____ FOR       _____ AGAINST       _____ ABSTAIN


  It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED IN FAVOR OF ITEM (1).

  The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________, 1998      _______________________________________________
                                 Signature

                                 _______________________________________________
                                 Signature if held jointly

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.



[_]     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.